UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

EVOQUA WATER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (724) 772-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 6, 2020, Evoqua Water Technologies Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the selling stockholders named in Schedule A thereto (collectively, the “Selling Stockholders”) and Goldman Sachs & Co. LLC (the “Underwriter”), relating to the sale by the Selling Stockholders (the “Offering”) of 9,200,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, which includes the exercise in full by the Underwriter of its option to purchase up to 1,200,000 additional Shares of the Company’s common stock. The Offering closed on August 10, 2020. The Company did not sell any Shares in the Offering or receive any proceeds from the Offering.

The Offering described in this Current Report on Form 8-K was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-236884), effective upon filing with the Securities and Exchange Commission on March 4, 2020, as supplemented by the preliminary prospectus supplement, dated August 6, 2020, and the final prospectus supplement, dated August 6, 2020.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification of the Underwriter by each of the Company and the Selling Stockholders for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The legality opinion of Fried, Frank, Harris, Shriver & Jacobson LLP is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 6, 2020, by and among Evoqua Water Technologies Corp., the selling stockholders named in Schedule A thereto and Goldman Sachs & Co. LLC.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2020		EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Executive Vice President, Chief Financial Officer & Treasurer